Exhibit 99.1

Arthur Bedrosian, CEO Marty Galvan, CFO February 2015

2 Forward-Looking Statements Except for historical facts, the statements in this presentation, as well as oral statements or other written statements made or to be made by Lannett Company, Inc. (the “Company”), are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. For example, statements about the expected positive FDA inspection results of the Company’s manufacturing facilities and product approvals, anticipated growth and future operations, the current or expected market size for its products, the success of current or future product offerings, continued relationships with the Company’s suppliers and customers, the research and development efforts, the Company’s ability to file for and obtain U.S. Food and Drug Administration (FDA) approvals for future products, and the Company’s ability to obtain and maintain necessary licenses and permits, are forward-looking statements. Forward-looking statements are merely the Company’s current prediction of future events. The statements are inherently uncertain and actual results could differ materially from the statements made herein. There is no assurance that the Company will achieve the sales levels that will keep its operations profitable or that FDA filings and approvals will be completed and obtained as anticipated. For a description of additional risks and uncertainties, please refer to the Company’s filings with the Securities and Exchange Commission, including its latest Annual Report on Form 10–K and its latest Quarterly Reports on Form 10-Q. The Company assumes no obligation to update its forward-looking statements to reflect new information and developments.

3 U.S. Generic Pharmaceutical Industry Strong drivers for continued growth Cost: Often 80-85% less than the brand Supply: $86 billion of brand drugs are coming off patent through 2017 Demand: Aging baby boomers will continue to fuel market growth Account for over 83% of prescriptions* Same active ingredient, dosage form and route of administration as brand Similar safety, efficacy and quality as brand, at a lower price * Per IMS Sept. 2014

4 U.S. Generic Pharmaceutical Industry (con’t) Product approval process: Abbreviated New Drug Application (ANDA) Generally no preclinical/clinical data required; only need to demonstrate bioequivalence Less development time, money and risk compared to New Drug applications (NDA) for brands Distribution Model Brand products require marketing budgets and investment in sales reps to call directly on physicians / hospitals -- new products need detailing Generics are sold through 3rd party channels including: Wholesaler Distributors (McKesson, Cardinal, AmerisourceBergen) Chain Drug Stores (Walgreens, CVS, RiteAid) Mail-order Pharmacies (Express Scripts/Medco, OPTUMRx, Caremark)

5 At a Glance 39 Marketed Products (~110 SKUs) 20 ANDAs Pending Record of Regulatory Compliance 1 facility in Cody, WY 5 facilities in Philadelphia, PA

6 Management Team Arthur Bedrosian CEO 46 years in industry; 13 at Lannett Trinity Labs, Pharmeral, Liquipharm, Zenith Labs, PurePac Michael Bogda President 28 years in industry; joined Lannett in December 2014 Teva, Barr, Copley Martin Galvan CFO 34 years in industry; 3 at Lannett Viasys Healthcare, Rhone-Poulenc Rorer, Revlon Health Care William Schreck COO 45 years in industry; 12 at Lannett Nature’s Products, Ivax Pharmaceuticals, Zenith-Goldline, Rugby-Darby Kevin Smith Sr. VP Sales & Marketing 28 years in industry; 13 at Lannett Bi-Coastal Pharma, Mova Labs, Sidmak Labs, Purdue Robert Ehlinger VP Logistics, Chief Information Officer 20 years in industry; 8 at Lannett MedQuist, Kennedy Health Systems

Our Strengths Talented management across all functional areas: product development, regulatory, manufacturing, compliance, sales, finance Strong customer relationships fostered over many years - business is personal Track record of: Selecting products with high profit potential and manageable competition Getting products approved and maintaining regulatory compliance Stability plus growth: Base generics business represents a solid financial foundation Controlled substances represent area for higher profit margins and growth rates One of seven DEA-licensed importers of concentrated poppy straw (CPS) 7

FY 2014 Sales Mix by Product Category 8 Thyroid Deficiency 37% Cardiovascular 23% Pain Management 10% Migraine 5% Antibiotic 5% Glaucoma 4% Other 16%

9 Robust Portfolio IN DEVELOPMENT MARKETED PENDING APPROVAL 39 42 2013 Sales (brand and generic) of $2.8 billion* * Per IMS Sept. 2014 20

Controlled Substance Market and Goal US market: $26 billion in 2013* Generic portion: $9.7 billion in 2013* High barrier to entry: DEA-required licenses and quotas 1 of 7 companies with DEA import license for CPS CPS = natural raw material from which APIs are manufactured Profitability and growth: Current gross margin on controlled substances: 60% 5-year goal: at least 50% of manufactured products to be controlled substances 10 * Per IMS Sept. 2014

Out of One…Many

1	Plant
4	Alkaloids
8	APIs
44	Products
132	Strengths



Thebaine
Oxycodone
8 products
27 strengths
Buprenorphine
5 products
12 strengths
Codeine
Codeine Phosphate
7 products
9 strengths
Hydrocodone
8 products
21 strengths
Codeine Sulfate
2 products
4 strengths
Morphine
Hydromorphone
5 products
13 strengths
Morphine Sulfate
6 products
36 strengths
Oripavine
Oxymorphone
3 products
10 strengths

Brand Names
Avinza
Dilaudid
Exalgo
Hycodan
Kadian
Lortab
Opana
Oxycontin
Percocet
Suboxone
Vicodin

Lannett

11

Vertical Integration => Higher Margins Vertically Integrated Today: Hydromorphone tablets (patented API process) Cocaine HCI topical solution (patented API process) Near-term Integration Goal: Morphine Sulfate (various dosage forms) Hydrocodone (tablet and oral solutions) Fentanyl (various dosage forms) Oxycodone HCI (various dosage forms) 12 Philadelphia: Finished Dosage Form Cody, Wyoming : API

Growth Strategy Base generic products: Commercialize products upon FDA approval Acquire ANDAs and products that meet our expectations for sales potential, barriers to entry, limited competition and gross margin Expand product development partnerships to enhance internal efforts Monitor market for opportunities to increase prices File Paragraph IV challenges for products which meet target metric thresholds Controlled substance products: Become a dominant player and one-stop shop in the U.S. Grow percent of manufactured products to at least 50% by 2018 Continue to invest in development of higher margin products Develop novel (proprietary) forms of API delivery 13 M A

Brand product: C-Topical® Cocaine HCl Requirements for commercialization: Clinical testing for FDA approval Marketing and dedicated sales force to call on surgeons Product Advantages: Increased number of procedures per day due to faster therapeutic onset Ease of use - one product versus current therapy of combining two products Potential to provide: Higher profit margins New Chemical Entity (NCE) designation = Market Exclusivity 14 Growth Strategy (cont’d)

15 C-Topical® Sales Territories

Financial Discussion 16 Generics Controlled Substances Brands

Strategic Goal: Stability Plus Growth 17 25% CAGR -- All Organic! Revenue: $151 Million Revenue: $400 Million Revenue: $590 Million Revenue: $550 Million

Recent Achievements Net sales increased 71% for Q2-FY15, 84% for H1-FY15 Q2-FY15 was ninth consecutive quarter of record net sales Strong net sales across multiple product categories: Cardiovascular, Gallstone, Glaucoma, Gout, Migraine, Thyroid Deficiency Gross profit doubled for Q2-FY15, increased more than 2.5x for H1-FY15, excluding $20.1 M non-recurring charge for JSP contract renewal, due to price increases and manufacturing efficiencies EPS of $1.21 and $2.15 for Q2-FY15 and H1-FY15, respectively, up considerably from comparable prior-year periods Received four product approvals thus far in FY 2015 Continued investment in product development, 20 applications now pending at FDA Advanced recently formed strategic relationships; further progress on branded generics business; positive FDA inspection results at Cody facility 18

Strong Sales Trend In millions $12 $25 $43 $64 $45 $64 $83 $72 $119 $125 $107 CAGR of 28% - All Organic! $151 $274 19 Levothyroxine OB-Natal Morphine Sulfate $400* $123 *Guidance on 2/4/15 $0 $50 $100 $150 $200 $250 $300 $350 $400 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Fiscal 2014 Full Year In millions Operating Income Net Sales Gross margin up 26 percentage points to 64%* *Excludes $20.1 M non-recurring charge for JSP contract renewal; GAAP operating income was $88.1 M 20 Up 81% Up > 5x $18.8 $108.2* $0 $60 $120 FY13 FY14 $151.1 $273.8 $120 $160 $200 $240 $280 FY13 FY14

Operating Income Net Sales In millions Fiscal 2015 Second Quarter 21 Increased 71% Increased > 2x Gross margin up 15 percentage points to 76% $67.3 $114.8 $20 $40 $60 $80 $100 $120 Q2-FY14 Q2-FY15 $25.4 $66.5 $10 $20 $30 $40 $50 $60 $70 Q2-FY14 Q2-FY15

Operating Income Net Sales In millions Fiscal 2015 First Six Months 22 Increased 84% Increased > 3x Gross margin up 21 percentage points to 76%* *Excludes $20.1 M non-recurring charge for JSP contract renewal; H1-FY14 GAAP operating income was $14.7 M $34.8* $121.2 $0 $25 $50 $75 $100 $125 H1-FY14 H1-FY15 $113.2 $208.2 $20 $70 $120 $170 $220 H1-FY14 H1-FY15

Strong Balance Sheet Cash & Investments Debt Stockholders’ Equity Total Assets Total Liabilities (In millions) As of December 31, 2014 $184.9 $423.7 $1.1 $44.1 $379.6 23

Fiscal 2015 Guidance As reported and raised on February 4, 2015 24 *Excludes $20.1 M non-recurring charge for JSP contract renewal

25 Investment Highlights Generics: 83% of new Rxs in the US and growing* Sales Growth: LCI well-positioned for continued growth in multiple categories 81% top-line growth in FY 2014; 84% in H1 FY 2015 5-year goal: 25% CAGR and FY 2019 sales of $590 million (all organic) Pipeline: 20 ANDAs pending at FDA Increased Profitability: favorable pricing and product mix and manufacturing efficiencies Gross margin up 26 percentage points in FY 2014 and 21 percentage points in H1 FY 2015, excluding $20.1 M non-recurring charge for JSP contract renewal Vertical Integration: just beginning to unleash value Barriers to entry and higher gross margins (~60%) to fuel sales and profits Strong Balance Sheet: cash to fund growth strategy: organically and through acquisitions * Per IMS Sept. 2014

Thank You It has been a pleasure. NYSE: LCI www.Lannett.com 26